UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): JUNE 21, 2005


                                 ZIM CORPORATION
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             (Exact name of Registrant as specified in its charter)

                                     CANADA
             ------------------------------------------------------
                 (State or other jurisdiction of incorporation)


         0-30432                                       NOT APPLICABLE
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       (Commission                                     (IRS Employer
       File Number)                                  Identification No.)

                              200-20 COLONNADE ROAD
                         OTTAWA, ONTARIO, CANADA K2E 7M6
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          (Address of principal executive offices, including zip code)

                                 (613) 727-1397
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                         (Registrant's telephone number)

                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

| | Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

| | Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

| | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

| | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 2.02         RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On June 21, 2005, Zim Corporation issued a press release announcing its financial results for the fiscal year 2005, ended March 31, 2005. The text of the press release is included as Exhibit 99.1 to this Form 8-K.

Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein and herein is deemed to be furnished and shall not be deemed to be filed.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

(C) EXHIBITS.

EXHIBIT NO.       DESCRIPTION

99.1 Press Release dated June 21, 2005, announcing financial results for the fiscal year ended March 31, 2005.




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               ZIM CORPORATION
                                               (Registrant)


June 21, 2005                                  By: /s/ Michael Cowpland
                                               ------------------------------
                                               Michael Cowpland,
                                               President and Chief Executive
                                               Officer